                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       OF

                                 MARK VII, INC.
                                       AT

                              $23.00 NET PER SHARE
         PURSUANT TO THE OFFER TO PURCHASE FOR CASH DATED JULY 29, 1999

                                       OF

                          MSAS ACQUISITION CORPORATION
                          A WHOLLY OWNED SUBSIDIARY OF

                           MSAS GLOBAL LOGISTICS INC.
                     AN INDIRECT WHOLLY OWNED SUBSIDIARY OF
                                OCEAN GROUP PLC
---------------------------------------------------------------
THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THURSDAY, AUGUST 26, 1999, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                        THE DEPOSITARY FOR THE OFFER IS:

                                     [LOGO]

              BY MAIL:                       BY OVERNIGHT COURIER:                        BY HAND:
          BankBoston, N.A.                      BankBoston, N.A.              Securities Transfer & Reporting
   Attn: Corporate Reorganization        Attn: Corporate Reorganization                Services, Inc.
           P.O. Box 8029                       150 Royall Street                  c/o Boston EquiServe LP
       Boston, MA 02266-8029                    Canton, MA 02021                100 Williams Street/Galleria
                                                                                     New York, NY 10038

           BY FACSIMILE TRANSMISSION                      CONFIRM RECEIPT OF FACSIMILE
       (FOR ELIGIBLE INSTITUTIONS ONLY):                       BY TELEPHONE ONLY:
              (781) 575-2233/2232                                (781) 575-3120

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN ONE LISTED ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW. SEE INSTRUCTION 1.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ
           CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    This Letter of Transmittal is to be used by stockholders of Mark VII, Inc. either if certificates evidencing Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Section 2 of the Offer to Purchase, dated July 29, 1999 (the "Offer to Purchase") is utilized, if delivery of Shares is to be made by book-entry transfer to the account maintained by BankBoston, N.A. (the "Depositary") at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 2 of the Offer to Purchase. Stockholders whose certificates are not immediately available or who cannot deliver their certificates or deliver confirmation of the book-entry transfer of their Shares (as defined below) into the Depositary's account at the Book-Entry Transfer Facility ("Book-Entry Confirmation") and all other documents required hereby to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase) may nevertheless tender their Shares according to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

    Any questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth below. Requests for additional copies of this Offer to Purchase and the Letter of Transmittal may be directed to the Information Agent. Stockholders may also contact their brokers, dealers, commercial banks or trust companies for assistance concerning the Offer.

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

     Name of Tendering Institution: ____________________________________________

     Account Number: ___________________________________________________________

     Transaction Code Number: __________________________________________________

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:

     Name(s) of Registered Holder(s): __________________________________________

     Window Ticket Number (if any): ____________________________________________

     Date of Execution of Notice of Guaranteed Delivery: _______________________

     Name of Institution That Guaranteed Delivery: _____________________________

     If Delivered by Book-Entry Transfer:

     Account Number: ___________________________________________________________

     Transaction Code Number: __________________________________________________

    The names and addresses of the registered holder(s) should be printed exactly as they appear on the certificates representing Shares tendered hereby. The certificates and number of Shares that the undersigned wishes to tender should be indicated in the appropriate boxes.

---------------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF SHARES TENDERED
---------------------------------------------------------------------------------------------------------------
      NAMES(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON      SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
                   SHARE CERTIFICATE(S))                            (ATTACH ADDITIONAL LIST IF NECESSARY)
---------------------------------------------------------------------------------------------------------------
                                                                                TOTAL NUMBER
                                                                   SHARE          OF SHARES         NUMBER
                                                                CERTIFICATE    REPRESENTED BY      OF SHARES
                                                                NUMBER(S)*     CERTIFICATE(S)     TENDERED**
---------------------------------------------------------------------------------------------------------------

                                                              -------------------------------------------------

                                                              -------------------------------------------------

                                                              -------------------------------------------------

                                                              -------------------------------------------------

                                                              -------------------------------------------------
                                                               TOTAL SHARES

---------------------------------------------------------------------------------------------------------------
  * Need not be completed by stockholders tendering by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares being delivered to the Depositary are being tendered.
    See Instruction 4.

---------------------------------------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS.

LADIES AND GENTLEMEN:

    The undersigned hereby tenders to MSAS Acquisition Corporation, a Delaware corporation ("Purchaser") and a wholly owned subsidiary of MSAS Global Logistics Inc., a New York corporation ("Parent"), which is an indirect wholly owned subsidiary of Ocean Group plc, a public limited company organized under the laws of England and Wales ("Ocean Group"), the above described shares of common stock, $0.05 par value per share (the "Shares"), of Mark VII, Inc. a Delaware corporation (the "Company"), pursuant to Purchaser's offer to purchase all of the outstanding Shares upon the terms and subject to the conditions set forth in the Offer to Purchase, dated July 29, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer"), at a purchase price of $23.00 per Share, net to the seller in cash, without interest thereon.

    Subject to, and effective upon, acceptance for payment of the Shares tendered herewith, in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after July 29, 1999) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any such other Shares or securities) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares (and any such other Shares or securities), or transfer ownership of such Shares (and any such other Shares or securities) on the account books maintained by the Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser upon receipt by the Depositary, as the undersigned's agent, of the purchase price (adjusted, if appropriate, as provided in the Offer to Purchase), (b) present such Shares (and any such other Shares or securities) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other Shares or securities), all in accordance with the terms of the Offer.

    The undersigned hereby irrevocably appoints each designee of Purchaser as the attorney-in-fact and proxy of the undersigned, each with full power of substitution, to the full extent of such stockholder's rights with respect to the Shares tendered and hereby accepted for payment by Purchaser (and any and all other Shares or other securities), to vote in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, and otherwise act (including pursuant to written consent) with respect to all the Shares tendered hereby which have been accepted for payment by Purchaser prior to the time of such vote or action (and any and all other Shares or securities issued or issuable in respect thereof on or after July 29, 1999), which the undersigned is entitled to vote at any meeting of stockholders (whether annual or special and whether or not an adjourned meeting) of the Company, or consent in lieu of any such meeting, or otherwise. This power of attorney and proxy is coupled with an interest in the Company and in the Shares and is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment by Purchaser of Shares tendered in accordance with the terms of the Offer. Such acceptance for payment shall revoke, without further action, all prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any such other Shares or other securities) and no subsequent powers of attorney, consents or revocations proxies will be given (and if given will be deemed not to be effective) with respect thereto by the undersigned. The undersigned acknowledges that in order for Shares to be deemed validly tendered, immediately upon the acceptance for payment of such Shares, the Purchaser or the Purchaser's designee must be able to exercise full voting and all other rights which inure to a record and beneficial holder with respect to such Shares.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof after July 29, 1999), that the undersigned owns the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that the tender of the tendered Shares complies with Rule 14e-4 under the Exchange Act and that, when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any and all such other Shares or other securities). In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Shares or other securities issued in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such issued Share or security and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price the amount or value of such issued Share or security as determined by Purchaser in its sole discretion.

    All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

    The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 2 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.

    Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature. In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of, and deliver such check and/or return such certificates to the person or persons so indicated. Stockholders tendering Shares by book-entry transfer may request that any Shares not accepted for payment be returned by crediting the account maintained at the Book-Entry Transfer Facility by making an appropriate entry under "Special Payment Instructions." The undersigned recognizes that Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares so tendered.

--------------------------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

  To be completed ONLY if certificates for Shares not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be issued in the name of someone other than the undersigned, or if Shares tendered by book-entry transfer which are not purchased are to be returned by credit to an account maintained at The Depository Trust Company.

  Issue check and/or certificate to:

  Name: ______________________________________________________________________

                                  (PLEASE PRINT)

  Address: ___________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDING ZIP CODE)

  ____________________________________________________________________________
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)
   ----------------------------------------------------------------
   ----------------------------------------------------------------
  Credit unpurchased Shares delivered by book-entry transfer to an account maintained at The Depository Trust Company.

  ____________________________________________________________________________
                                (ACCOUNT NUMBER)

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

  To be completed ONLY if certificates for Shares not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

  Issue check and/or certificate to:

  Name: ______________________________________________________________________

                                  (PLEASE PRINT)

  Address: ___________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________

                               (INCLUDING ZIP CODE)

  ____________________________________________________________________________
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)
   ----------------------------------------------------------------
   ----------------------------------------------------------------

--------------------------------------------------------------------------------
                              IMPORTANT--SIGN HERE
                         (COMPLETE SUBSTITUTE FORM W-9)

  X __________________________________________________________________________

  X __________________________________________________________________________
                          (SIGNATURE(S) OF HOLDER(S))

  Dated: _______, 1999

      (Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information. See Instructions 1 and 5.)

  Name(s) ____________________________________________________________________

  ____________________________________________________________________________
                                 (PLEASE PRINT)

  Capacity (Full Title) ______________________________________________________
                               (SEE INSTRUCTIONS)

  Address ____________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                              (INCLUDING ZIP CODE)

  Area Code and Telephone Number (   ) _______________________________________

  Employer Identification or Social Security Number __________________________
                                                (COMPLETE SUBSTITUTE FORM W-9)

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED--SEE INSTRUCTIONS 1 AND 5)

  Authorized Signature _______________________________________________________

  Name(s) ____________________________________________________________________
                                 (PLEASE PRINT)

  Title ______________________________________________________________________

  Name of Firm _______________________________________________________________

  Address ____________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                              (INCLUDING ZIP CODE)

  Area Code and Telephone Number (   ) _______________________________________

  Dated: ____________________________________________________________________,
  1999
--------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURE. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Shares) tendered herewith, unless such holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions," or
(ii) if such Shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be completed by stockholders either if certificates for Shares are to be forwarded herewith, or unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if tenders of Shares are to be made pursuant to the procedures for tender by book-entry transfer set forth in Section 2 of the Offer to Purchase. Certificates evidencing all physically tendered Shares, or any Book-Entry Confirmation of Shares, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees, or an Agent's Message in the case of a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). Stockholders whose certificates for Shares are not immediately available or who cannot deliver their certificates for Shares or Book-Entry Confirmation and all other required documents to the Depositary on or prior to the Expiration Date may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase. Pursuant to this procedure, (i) the tender of Shares must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary on or prior to the Expiration Date, and (iii) the certificates evidencing all physically tendered Shares or Book-Entry Confirmations, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees, or an Agent's Message in the case of a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq National Market trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 2 of the Offer to Purchase.

    THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE SOLE OPTION AND RISK OF THE TENDERING STOCKHOLDER AND, EXCEPT AS OTHERWISE PROVIDED IN THIS INSTRUCTION 2, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or a manually signed facsimile hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

    3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares and any other required information should be listed on a separate signed schedule attached hereto.

    4. PARTIAL TENDER (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares evidenced by any certificate(s) submitted are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such case, new certificate(s) for the remainder of the Shares that were evidenced by your old certificate(s) will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date or the termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as they appear on the face of the certificate(s) evidencing such Shares without alteration, enlargement or any change whatsoever.

    If any of the Shares tendered hereby are held of record by two or more joint holders, all such holders must sign this Letter of Transmittal.

    If any of the Shares tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such certificates.

    If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person's authority to so act must be submitted.

    If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and tendered hereby, no endorsements of certificates or separate stock powers are required, unless payment is to be made, or certificates for Shares not tendered or not purchased are to be issued, to a person other than the registered holders(s), in which case, the certificates evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case corresponding exactly with the name(s) of the registered holder(s) appearing on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

    6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of purchased Shares to it or its order pursuant to the Offer. If payment of the purchase price is to be made to, or if certificates for Shares not tendered or purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person(s)) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

    EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares tendered hereby is to be issued, or certificates evidencing unpurchased Shares are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if a check is to be sent and/or such certificates are to be returned to someone other than the persons signing this Letter of Transmittal or to an address other than that shown in the box entitled "Description of Shares Tendered," the appropriate boxes on this Letter of Transmittal must be completed. A stockholder tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such stockholders may designate in the box entitled "Special Payment Instructions." If no such instructions are given, such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above from which such Shares were delivered.

    8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to the Dealer Manager or the Information Agent at the addresses and telephone numbers set forth on the back cover of this Letter of Transmittal. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent at the address set forth below or from your broker, dealer, commercial bank or trust company.

    9. WAIVER OF CONDITIONS. Subject to the terms of the Merger Agreement (as defined in the Offer to Purchase), the conditions of the Offer may be waived by Purchaser, in whole or in part, at any time and from time to time in Purchaser's sole discretion, in the case of any Shares tendered.

    10. SUBSTITUTE FORM W-9. A tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify whether the stockholder is subject to backup withholding of federal income tax. If a tendering stockholder is subject to backup withholding, the stockholder must cross out item (2) of the Certification box of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to federal income tax withholding of 31% of the payment of the purchase price. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I, the Depositary will withhold 31% on all payments of the purchase price, but such withholdings will be refunded if the tendering stockholder provides a TIN within 60 days.

    11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) evidencing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED, WITH ANY REQUIRED SIGNATURE GUARANTEES, OR IN THE CASE OF BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, TOGETHER WITH SHARE CERTIFICATES OR BOOK-ENTRY CONFIRMATIONS AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY, OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

    Under U.S. federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is his or her social security number. If a tendering stockholder is subject to backup withholding, he or she must cross out item (2) of the Certification box on the Substitute Form W-9. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 31%.

    Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a W-8, signed under penalties of perjury, attesting to that individual's exempt status.

    A Form W-8 may be obtained from the Depositary. Exempt stockholders, other than foreign individuals, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 below and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

    If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of his or her correct TIN by completing the form below certifying that the TIN provided on the Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and that such stockholder is not subject to backup witholding because (i) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup witholding as a result of a failure to report all interest or dividends, or (ii) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding. To prevent possible erroneous backup withholding, exempt stockholders (other than certain foreign individuals) should certify in accordance with the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 that such stockholder is exempt from backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

    The stockholder is required to give the Depositary the social security number or employer identification number of the record holder(s) of the Shares. If the Shares are in more than one name or are not in the name of the actual holder(s), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such stockholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in
Part I, the Depositary will withhold 31% on all payments of the purchase price, but such withholdings will be refunded if the tendering stockholder provides a TIN within 60 days.

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

------------------------------------------------------------------------------------------------------------------------------
                                                PAYER'S NAME: BANKBOSTON, N.A.
----------------------------------------------------------------------------------------------------------------
               SUBSTITUTE                 PART I--Please provide your TIN in the
                FORM W-9                  box at right and certify by signing and
                                          dating below                                  Social Security Number or Employer
                                                                                      Identification Number (if awaiting TIN
                                                                                               write "Applied For")
       DEPARTMENT OF THE TREASURY         PART II-- For Payees exempt from backup withholding, see the attached Guidelines for
        INTERNAL REVENUE SERVICE                   Certification of Taxpayer Identification Number on Substitute Form W-9 and
                                                   complete as instructed therein.
                                          CERTIFICATION--Under penalties of perjury, I certify that:
                                          (1) The number shown on this form is my correct Taxpayer Identification Number (or a
                                          Taxpayer Identification Number has not been issued to me) and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service ("IRS") or Social Security
                                              Administration office or (b) I intend to mail or deliver an application in the near future (I understand that if I do not provide a Taxpayer Identification
                                              Number to the Depository, 31% of all reportable payments made to me will be withheld, but will be refunded if I provide a certified Taxpayer Identification
                                              Number within 60 days); and
          PAYER'S REQUEST FOR             (2) I am not subject to backup withholding either because I have not been notified
        TAXPAYER IDENTIFICATION           by the IRS that I am subject to backup withholding as a result of a failure to
             NUMBER ("TIN")                   report all interest or dividends, or the IRS has notified me that I am no longer
           AND CERTIFICATION                  subject to backup withholding.
         FOR PAYEE EXEMPT FROM
           BACKUP WITHHOLDING
                                          CERTIFICATION INSTRUCTIONS  You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)
                                          Signature   Date
                                          Name
                                          Address

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                       THE INFORMATION AGENT FOR THE OFFER IS:

                                       [LOGO]

                                  WALL STREET PLAZA
                                 NEW YORK, NY 10005
                  BANKERS AND BROKERS CALL COLLECT: (212) 440-9800
                      ALL OTHERS CALL TOLL FREE: (800) 223-2064

                         THE DEALER MANAGER FOR THE OFFER IS:

                                MERRILL LYNCH & CO.

                               WORLD FINANCIAL CENTER
                               SOUTH TOWER, 6TH FLOOR
                                 NEW YORK, NY 10080
                            (212) 236-3790 (CALL COLLECT)

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